EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, the undersigned officer of KeyCorp (the “Company”) hereby certifies that the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2023
Christopher M. Gorman
Chairman, Chief Executive Officer and President